UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2020

Apollo Global Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
  9 West 57th Street, 43rd Floor
New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 515-3200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	APO	New York Stock Exchange
6.375% Series A Preferred Stock	APO.PR A	New York Stock Exchange
6.375% Series B Preferred Stock	APO.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

On May 1, 2020, Apollo Global Management, Inc. (together with its subsidiaries, “Apollo,” “we,” “us,” and “our”) issued a summary press release and a detailed earnings presentation announcing its financial results for the first quarter ended March 31, 2020.

A copy of the summary press release and the earnings presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

Item 8.01     Other Events.

In March 2020, the World Health Organization declared the outbreak of the novel coronavirus disease 2019 (“COVID-19”) a pandemic, which continues to spread in the U.S. and throughout many other countries across the world and has resulted in authorities implementing numerous measures to contain the virus, including travel bans and restrictions, quarantines, shelter-in-place orders, business limitations and shutdowns.

While we are unable to accurately predict the full impact that COVID-19 will have on our results from operations, financial condition, liquidity and cash flows due to numerous uncertainties, including the duration and severity of the pandemic and containment measures, our compliance with these measures has impacted our day-to-day operations and could disrupt our business and operations, as well as that of the funds and accounts managed by Apollo (the “Apollo funds” or “our funds”) and their portfolio companies, for an indefinite period of time. To support the health and well-being of our employees, clients, partners and communities, a vast majority of our employees are working remotely as of May 1, 2020.

While we are not aware of any events that would result in an immediate impact to our liquidity needs as of the three months ended March 31, 2020, we continue to monitor developments on the global spread of COVID-19 as additional information is obtained.
For a discussion of our potential risks and uncertainties, see the risk factors and other cautionary statements described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on February 21, 2020 (the “2019 Annual Report”). In addition to the risks identified in our 2019 Annual Report, the following risks have been identified related to the COVID-19 outbreak.

The current, and uncertain future, impact of the COVID-19 outbreak is expected to continue to impact our business, financial condition and results of operations.

The outbreak of the novel coronavirus disease 2019 (“COVID-19”) in many countries continues to adversely impact global commercial activity and has contributed to significant volatility in financial markets.  The global impact of the outbreak has been rapidly evolving, and as cases of the virus increased around the world, many governments have reacted by instituting quarantines, restrictions on travel, bans on public events and on public gatherings, closures of a variety of venues (e.g., restaurants, concert halls, museums, theaters, schools and stadiums, non-essential stores, malls and other entertainment facilities), shelter-in-place orders or other restrictions on operations and businesses.  On March 11, 2020, the World Health Organization publicly characterized COVID-19 as a pandemic.  On March 13, 2020, the President of the U.S. declared the COVID-19 outbreak a national emergency.  The U.S. federal government and U.S. state governments are continuing to implement a variety of actions to mobilize efforts to mitigate the ongoing and expected impact and the Center for Disease Control is implementing its pandemic preparedness and response plans, working on multiple fronts, including providing specific guidance on measures to prepare communities to respond to the local spread of COVID-19 throughout the U.S. Such actions have created disruption in global supply chains, and have adversely impacted a number of industries, such as transportation, hospitality and entertainment. The outbreak has triggered a period of global economic slowdown and is expected to continue having an adverse impact on economic and market conditions.

There are no comparable recent events in the U.S. which provide guidance as to the effect of the spread of COVID-19 and the pandemic on us, the funds we manage and their portfolio investments. Additionally, although the rapid development of this pandemic precludes any prediction as to the ultimate adverse impact of COVID-19, COVID-19 has impacted, and may further impact, our business in various ways. Some examples include, but are not limited to, the following:

•
Difficult market and economic conditions may adversely impact the valuations of our and our funds’ investments, particularly if the value of an investment is determined in whole or in part by reference to public equity markets. As points of reference, the S&P 500 Index declined 20% and MSCI World, Europe and Asia Pacific indices declined 21%, 24% and 19%, respectively, in the first quarter of 2020. With respect to credit markets, the S&P/LSTA Leveraged Loan Index and S&P U.S. High Yield Corporate Bond Index were each down 13% in the first quarter of 2020. Valuations of our and our funds’ investments are generally correlated to the performance of the relevant equity and debt markets;

•
Limitation on travel and social distancing requirements implemented in response to COVID-19 may challenge our ability to market new or successor funds as anticipated prior to COVID-19, resulting in less or delayed revenues. In addition, fund investors may become restricted by their asset allocation policies in investing in new or successor funds that we provide, because these policies often restrict the amount that they are permitted to invest in alternative assets like the strategies of our investment funds in light of the recent decline in public equity markets;

•	While the market dislocation caused by COVID-19 may present attractive investment opportunities, due to increased volatility in the financial markets, we may not be able to complete those investments;

•
If the impact of COVID-19 continues, we and our funds may have fewer opportunities to successfully exit existing investments, due to, among other reasons, lower valuations, decreased revenues and earnings, lack of potential buyers with financial resources to pursue an acquisition, or limited or no ability to conduct initial public offerings in equity capital markets, resulting in a reduced ability to realize value from such investments;

•
The pandemic may strain our liquidity. Declines or delays in realized performance revenues and management fees would adversely impact our cash flows and liquidity. While as of March 31, 2020 we have $1.5 billion of cash and cash equivalents and U.S. Treasury securities, as well as $750 million available capacity under our revolving credit facility, to the extent we incur additional debt relative to our current level of earnings or experience a decrease in our level of earnings as a result of COVID-19 or otherwise, our credit rating could be adversely impacted. Any downgrade in our credit rating would increase our interest expense under our existing credit facility and could limit the availability of future financing;

•
Our funds’ portfolio companies are facing or may face in the future increased credit and liquidity risk due to volatility in financial markets, reduced revenue streams, and limited or higher cost of access to preferred sources of funding, which may result in potential impairment of our or our funds’ equity investments. Changes in the debt financing markets are impacting, or, if the volatility in financial market continues, may in the future impact, the ability of our funds’ portfolio companies to meet their respective financial obligations. Failure to meet any such financial obligations could result in our funds’ portfolio investments being subject to margin calls or being required to repay indebtedness or other financial obligations immediately in whole or in part, together with any attendant costs, and our funds’ portfolio investments could be forced to sell some of their assets to fund such costs.  In the event of any such consequences, our funds could lose both invested capital in, and anticipated profits from, the affected investment. Additionally, we and our funds may experience similar difficulties, and certain funds may be subject to margin calls when the value of securities that collateralize their margin loans decrease substantially;

•
Borrowers of loans, notes and other credit instruments in our funds’ portfolios may not meet their principal or interest payment obligations or satisfy financial covenants, and tenants leasing real estate properties owned by our funds may not pay rents in a timely manner or at all, resulting in a decrease in value of our funds’ credit and real estate investments and lower than expected return. In addition, for variable interest instruments, lower reference rates resulting from government stimulus programs in response to COVID-19 could lead to lower interest income for our funds;

•
Many of the portfolio companies of the funds we manage operate in industries that are materially impacted by COVID-19, including but not limited to healthcare, travel, entertainment, hospitality, senior living and retail industries. Many of these companies are facing operational and financial hardships resulting from the spread of COVID-19 and related governmental measures, such as the closure of stores, restrictions on travel, quarantines or stay-at-home orders. If the disruptions caused by COVID-19 continue and the restrictions put in place are not lifted, the businesses of these portfolio companies could continue to suffer materially or become insolvent, which would decrease the value of our funds’ investments;

•
The stimulus package provided by the U.S. government and its various agencies to businesses in the U.S., including some of our funds’ portfolio companies, restricts the recipient business from taking certain decisions, such as dividends and share buybacks. Such limitations may reduce the value of our funds’ investments in such companies;

•
An extended period of remote working by our employees could strain our technology resources and introduce operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts that seek to exploit the COVID-19 pandemic;

•
COVID-19 presents a significant threat to our employees’ well-being and morale. While we have implemented a business continuity plan to protect the health of our employees and have contingency plans in place for key employees or executive officers who may become sick or otherwise unable to perform their duties for an extended period of time, such plans cannot anticipate all scenarios, and we may experience potential loss of productivity or a delay in the roll out of certain strategic plans; and

•	The impact of COVID-19 may also heighten the other risks discussed in the 2019 Annual Report.

Given the ongoing nature of the outbreak, at this time we cannot reasonably estimate the magnitude of the ultimate impact that COVID-19 will have on our business, financial performance and operating results. We believe COVID-19’s adverse impact on our business, financial performance and operating results will be significantly driven by a number of factors that we are unable to predict or control, including, for example: the severity and duration of the pandemic, including the timing of availability of a treatment or vaccination for COVID-19; the pandemic’s impact on the U.S. and global economies; the timing, scope and effectiveness of additional governmental responses to the pandemic; the timing and speed of economic recovery; and the negative impact on our fund investors, counterparties, vendors and other business partners that may indirectly adversely affect us.

Forward-looking statements
This Current Report may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, liquidity and capital resources and the other non-historical statements in the discussion and analysis. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this Current Report, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to be correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to our dependence on certain key personnel, our ability to raise new credit, private equity, or real assets funds, the impact of COVID-19, the impact of energy market dislocation, market conditions generally, our ability to manage our growth, fund performance, changes in our regulatory environment and tax status, the variability of our revenues, net income and cash flow, our use of leverage to finance our businesses and investments by funds we manage and litigation risks, among others. Due to the COVID-19 pandemic, there has been uncertainty and disruption in the global economy and financial markets. While we are unable to accurately predict the full impact that COVID-19 will have on our results from operations, financial condition, liquidity and cash flows due to numerous uncertainties, including the duration and severity of the pandemic and containment measures, our compliance with these measures has impacted our day-to-day operations and could disrupt our business and operations, as well as that of the Apollo funds and their portfolio companies, for an indefinite period of time. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our 2019 Annual Report and under Item 8.01 in this Current Report, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other filings with the SEC. While we continue to monitor developments on the global spread of COVID-19 as additional information is obtained, we undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Summary press release of Apollo Global Management, Inc., dated May 1, 2020
99.2	Earnings presentation of Apollo Global Management, Inc., dated May 1, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information included in Item 2.02 “Results of Operations and Financial Condition” and Item 9.01 “Financial Statements and Exhibits” of this Current Report on Form 8-K (including the exhibits hereto) is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, INC.
Date: May 1, 2020	By:	/s/ Martin Kelly
Martin Kelly
Chief Financial Officer and Co-Chief Operating Officer